Fourth Quarter Fiscal Year 2020 Supplemental Presentation November 19, 2020

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances.

These forward-looking statements include, among others, statements regarding BellRing Brands, Inc.'s ("BellRing," the "Company," "we," "us," or "our") prospective financial and operating performance and opportunities and statements regarding the effect of the COVID-19 pandemic on BellRing's business and BellRing's continuing response to the COVID-19 pandemic. These forward-looking statements are sometimes identified from the use of forward-looking words such as "believe," "should," "could," "potential," "continue," "expect," "project," "estimate," "predict," "anticipate," "aim," "intend," "plan," "forecast," "target," "is likely," "will," "can," "may" or "would" or the negative of these terms or similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.

THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

- the impact of the COVID-19 pandemic, including negative impacts on the global economy and capital markets, the health of BellRing's employees, BellRing's ability and the ability of its third party manufacturers to manufacture and deliver its products, operating costs, demand for its on-the-go products and its operations generally;
- BellRing's dependence on sales from its ready-to-drink ("RTD") protein shakes;
- BellRing's ability to continue to compete in its product categories and its ability to retain its market position and favorable perceptions of its brands;
- BellRing's dependence on a limited number of third party contract manufacturers and suppliers for the manufacturing of most of its products, including one manufacturer for the substantial majority of its RTD protein shakes;
- BellRing's reliance on a limited number of third party suppliers to provide certain ingredients and packaging;
- significant volatility in the cost or availability of inputs to BellRing's business (including freight, raw materials, packaging energy and other supplies);
- BellRing's ability to anticipate and respond to changes in consumer and customer preferences and behaviors and introduce new products;
- disruptions or inefficiencies in BellRing's supply chain, including as a result of BellRing's reliance on third party suppliers or manufacturers for the manufacturing of many of its products, pandemics (including the COVID-19 pandemic), changes in weather conditions, natural disasters, agricultural diseases and pests and other events beyond BellRing's control;
- consolidation in BellRing's distribution channels;
- BellRing's ability to expand existing market penetration and enter into new markets;
- allegations that BellRing's products cause injury or illness, product recalls and withdrawals and product liability claims and other litigation;
- legal and regulatory factors, such as compliance with existing laws and regulations, as well as new laws and regulations and changes to existing laws and regulations and interpretations thereof, affecting BellRing's business, including current and future laws and regulations regarding food safety, advertising and labeling;

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Cautionary Statement Regarding Forward-Looking Statements (Cont'd)

(CONTINUED FROM PRIOR PAGE):

- BellRing's ability to identify, complete and integrate or otherwise effectively execute acquisitions or other strategic transactions and effectively manage its growth;
- fluctuations in BellRing's business due to changes in its promotional activities and seasonality;
- risks associated with BellRing's international business;
- the loss of, a significant reduction of purchases by or the bankruptcy of a major customer;
- the ultimate impact litigation or other regulatory matters may have on BellRing;
- the accuracy of BellRing's market data and attributes and related information;
- changes in estimates in critical accounting judgments;
- economic downturns that limit customer and consumer demand for BellRing's products;
- changes in economic conditions, disruptions in the United States and global capital and credit markets, changes in interest rates, volatility in the market value of derivatives and fluctuations in foreign currency exchange rates;
- BellRing's ability to protect its intellectual property and other assets;
- costs, business disruptions and reputational damage associated with information technology failures, cybersecurity incidents and/or information security breaches;
- impairment in the carrying value of goodwill or other intangibles;
- BellRing's high leverage, its ability to obtain additional financing (including both secured and unsecured debt) and its ability to service its outstanding debt (including covenants that restrict the operation of its business);
- risks related to BellRing's ongoing relationship with Post Holdings, Inc. ("Post"), including Post's control over BellRing;
- ability to control the direction of BellRing's business, conflicts of interest or disputes that may arise between Post and BellRing and BellRing's obligations under various agreements with Post, including under the tax receivable agreement;
- risks associated with BellRing's public company status, including the additional expenses BellRing will continue to incur to create and maintain the corporate infrastructure to operate as a public company;
- BellRing's ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002;
- significant differences in BellRing's actual operating results from any guidance BellRing may give regarding its performance;
- BellRing's ability to hire and retain talented personnel, employee absenteeism, labor strikes, work stoppages or unionization efforts; and
- other risks and uncertainties described in BellRing's filings with the Securities and Exchange Commission.

You should not rely upon forward-looking statements as predictions of future events. Although BellRing believes that the expectations reflected in the forward-looking statements are reasonable, BellRing cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, BellRing undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in its expectations.

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Additional Information

Prospective Information

Any prospective information provided in this presentation regarding BellRing's future performance, including BellRing's plans, expectations, estimates and similar statements, represents BellRing management's estimates as of November 19, 2020 only and are qualified by, and subject to, the assumptions and the other information set forth on the slide captioned "Cautionary Statement Regarding Forward-Looking Statements."

Prospective information provided in this presentation regarding BellRing's plans, expectations, estimates and similar statements contained in this presentation are based upon a number of assumptions and estimates that, while they may be presented with numerical specificity, are inherently subject to business, economic and competitive uncertainties and contingencies, including the COVID-19 pandemic, many of which are beyond BellRing's control, are based upon specific assumptions with respect to future business decisions, some of which will change, and are necessarily speculative in nature. It can be expected that some or all of the assumptions of the estimates will not materialize or will vary significantly from actual results. Accordingly, the information set forth herein is only an estimate as of November 19, 2020, and actual results will vary from the estimates set forth herein. It should be recognized that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors should put all prospective information in context and not rely on it.

Any failure to successfully implement BellRing's operating strategy or the occurrence of the events or circumstances set forth under "Cautionary Statement Regarding Forward-Looking Statements" could result in the actual operating results being different than the estimates set forth herein, and such differences may be adverse and material.

Market and Industry Data

This presentation includes industry and trade association data, forecasts and information that were prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to BellRing. Some data also is based on BellRing management's good faith estimates, which are derived from management's knowledge of the industry and from independent sources. These third party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. BellRing has not independently verified any of the data from third party sources nor has it ascertained the underlying economic assumptions on which such data are based. Similarly, BellRing believes its internal research is reliable, even though such research has not been verified by any independent sources and BellRing cannot guarantee its accuracy or completeness.

Trademarks and Service Marks

Logos, trademarks, trade names and service marks mentioned in this presentation, including BellRing®, BellRing Brands®, Premier Protein®, Dymatize®, PowerBar®, Premier Protein Clear®, ISO.100®, Elite Mass®, Elite Whey Protein®, Elite 100% Whey®, Super Mass Gainer®, All9 Amino®, PREW.O®, Athlete's BCAA®, PowerBar Clean Whey™, PowerBar Protein Plus™, Protein Nut2™, PowerBar Energize™, Joint Juice® and Supreme Protein®, are currently the property of, or are under license by, BellRing or one of its subsidiaries. BellRing or one of its subsidiaries owns or has rights to use the trademarks, service marks and trade names that are used in conjunction with the operation of BellRing or its subsidiaries' businesses. Some of the more important trademarks that BellRing or one of its subsidiaries owns or has rights to use that appear in this presentation may be registered in the U.S. and other jurisdictions. Each logo, trademark, trade name or service mark of any other company appearing in this presentation is owned or used under license by such company.

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Q4 FY2020 Consumption and Key Metrics Executive Summary ● Premier Protein Q4 FY2020 ready-to-drink ("RTD") shake consumption vs. prior year is up 20%1 in tracked and untracked channels. This is mainly due to: ○ Distribution gains in club, food, drug and mass ○ Increased marketing and promotion ● Key metrics continue to show strong progress against our growth strategies and reaffirm a long runway for sustained growth. ○ Household penetration for Premier Protein is at 6.8%2, an increase of 16% vs. the prior year period, hitting our annual goal. The brand continues to have strong upside with household penetration of 24% in the liquids category and 53% within convenient nutrition. ○ Total distribution points ("TDPs") continue to grow, up 9%3 vs Q3 FY2020 with strong results in food, drug and mass. ○ Premier Protein's market share continues to grow to 17%3 of total liquids for the quarter. Notes: 1. Nielsen xAOC+C 13 weeks ended September 26, 2020 and management estimates of untracked channels for the 13 weeks ended September 27, 2020. 2. Nielsen HH panel September 26, 2020.  5 3. Nielsen xAOC+C 13 weeks ended September 26, 2020.

Portfolio Breakdown FY 2020 Net Sales By Brand FY 2020 Net Sales By Product Type Other Other 1% 1% 4% Nutrition Bars 5% 11% Powders RTD Shakes and 12% Other RTDS 82% 84% FY 2020 Net Sales By Channel FY 2020 Net Sales By Geography Other eCommerce 2% 10% International 11% Specialty 7% FDM 21% Club 60% US 89% 6

Liquids Category is Healthy and Has Returned to Historic Growth Rate RTD Liquids Category Growth Rate Last 13 weeks +7.0% Liquids COVID-19 12.28.19 – 9.26.20 Last 52 weeks +5.2% stock-up 25% Rebound 15% De-Load Historic growth 5% 0% -15% -20% $%Chg 11 7 10 8 11 11 10 14 9 6 13 33 29 -12 -16 -19 -18 -5 -12 -8 -5 1 1 -1 9 10 3 10 1 12 10 5 7 7 5 1 10 6 9 9 v YA Notes: Nielsen xAOC+C. 7

Premier Protein RTD Shakes Growing in Key Channels Premier Protein RTD Shakes Sales vs. Prior Year Channel 13 Weeks 52 Weeks Club 8.8% 15.2% Mass 10.7% 28.0% Food 63.8% 59.7% Drug -7.7% 27.3% eCommerce 161.5% 170.5% Total Consumption (tracked + untracked channels) 20.4% 26.6% Total Tracked 4.3% 13.7% Total Untracked 38.3% 42.1% Notes: Nielsen xAOC+C 13 and 52 weeks ended Sept 26, 2020 and management estimates of untracked channels for the 13 and 52 weeks ended Sept 27, 2020. 8

Premier Protein RTD Shakes Continue to be a Strong Growth Brand Premier Protein RTD Shakes COVID-19 Rolling 13 week Total $ Consumption Sales Supply Constraints Seasonality $ Volume Jul 28 '19 Jul 26 '20 Apr 28 '19 Oct 27 '19 Apr 26 '20 Jan 27 '19 Jun 30 '19 Jan 26 '20 Jun 28 '20 Mar 31 '19 Mar 29 '20 Feb 24 '19 Feb 23 '20 Nov 24 '19 Dec 29 '19 Aug 25 '19 Sep 30 '19 Aug 23 '20 Sep 26 '20 May 26 '19 May 24 '20 YOY Q2 Q3 Q4 Q1 Q2 Q3 Q4% Δ (1%) +14% +15% +31% +48% +11% +20% Notes: Nielsen xAOC+C and management estimates of untracked channels. 9

Premier Protein RTD Shake Shipments Can Vary by Quarter Due to Major Promotional Events But Grow Over Time Premier Protein RTD Shake Shipments vs Consumption1 (13 Week Quarters) Promotional De-Load; Promotional Promotional Promotional Promotional Promotional Promotional De-Load Promotional Offset by offset by COVID-19 and COVID-19 Load-In and Flavor Load-in2 De-Load Load-In and New Item Load-in Flavor Load-in2 Inventory Build De-Load Total Units Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Premier Protein Consumption Premier Protein Shipments Linear (Premier Protein Consumption) Notes: 1. Nielsen xAOC+C and management estimates of untracked channels. 2. Flavor Load-In refers to the pipeline fill following supply constraints in early fiscal 2019. 10

Media is Driving Household Penetration Premier Protein Total Brand & RTD Shakes Penetration Liquids 24 HH Pen 8.0 6.8 7.0 6.4 5.8 6.0 5.5 5.3 Liquids 19.5 HH Pen 5.0 4.7 4.8 3.9 4.0 3.8 3.0 2.8 2.0 1.0 +23% +38% +17% +22% +6% +10% +17% +23% 0.0 CY 2016 CY 2017 CY 2018 CY 2019 52 w/e September 2020 HH Pen - PP Premier Protein Brand HH Pen - Premier Protein RTD Shakes 30g Shake Repeat 51% 56% 57% 52% 50% Rates Notes: Nielsen HH panel September 26, 2020. Liquids refers to the liquid sub-category of the convenient nutrition category. Calendar Year (“CY”). Nielsen metrics such as penetration are subject to potential restatement or revisions due to market definition changes or late reporters. 11

# Premier Protein RTD Shakes TDPs & ACV Continue to Grow


TDPs
ACV
500
450
400
350
300
250
200
150
100
50
0
80
70
60
50
40
30
20
10
0
53
176
71
450
Supply constraints
4 WE 01/21/17
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4 WE 01/20/18
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4 WE 05/12/18
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4 WE 09/29/18
4 WE 10/27/18
4 WE 11/24/18
4 WE 12/22/18
4 WE 01/19/19
4 WE 02/16/19
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4 WE 08/03/19
4 WE 08/31/19
4 WE 09/28/19
4 WE 10/26/19
4 WE 11/23/19
4 WE 12/21/19
4 WE 01/18/20
4 WE 02/15/20
4 WE 03/14/20
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4 WE 05/09/20
4 WE 06/06/20
4 WE 07/04/20
4 WE 08/01/20
4 WE 08/29/20
4 WE 09/26/20
TDP
%ACV

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**Notes:**
Nielsen xAOC+C September 26, 2020.

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Share Growth Share of Record Track Shakes Strong RTD Protein Premier 13.5 18.0 22.5 8.7% 0.0 4.5 9.0 Nielsen Nielsen Notes: 12/31/16 xAOC+C 01/28/17 02/25/17 04/01/17 month ending September 26, 2020. 26, September ending month 04/29/17 05/27/17 07/01/17 7/29/2017 08/26/17 09/30/17 10/28/17 11/25/17 Share% $ Monthly 12/30/17 01/27/18 02/24/18 03/31/18 04/28/18 05/26/18 06/30/18 07/28/18 08/25/18 xAOC+C 09/29/18 10/27/18 constraints 11/24/18 Supply 12/29/18 01/26/19 Liquids 2/23/2019 03/30/19 04/27/19 05/25/19 06/29/19 07/27/19 08/24/19 09/28/19 10/26/19 11/23/19 12/28/19 01/25/20 02/22/20 03/28/20 04/25/20 05/23/20 06/27/20 07/25/20 08/22/20 09/26/20 18.3% 13